Nationwide Life Insurance Company: • Nationwide Provident VA Separate Account A • Nationwide Provident VA Separate Account 1

Prospectus supplement dated February 20, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On November 11, 2008, the Board of Trustees of Premier VIT voted to liquidate the Premier VIT – OpCap Equity Portfolio mutual fund effective April 24, 2009.  Effective April 25, 2009, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust: NVIT Money Market Fund – Class IV on April 24, 2009.